                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ Ronald D. Bryant
                              -----------------------------
                              Ronald D. Bryant

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ David L. Henninger
                              -----------------------------
                              David L. Henninger

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ Chester J. Jachimiec
                              -----------------------------
                              Chester J. Jachimiec

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ Timothy Johnston
                              -----------------------------
                              Timothy Johnston

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ Andrew Jeffrey Kelly
                              -----------------------------
                              Andrew Jeffrey Kelly

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ Donald L. Luke
                              -----------------------------
                              Donald L. Luke

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ Thomas B. McDade
                              -----------------------------
                              Thomas B. McDade

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ Lucian L. Morrison
                              -----------------------------
                              Lucian L. Morrison

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ Robert Munson III
                              -----------------------------
                              Robert Munson III

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ James P. Norris
                              -----------------------------
                              James P. Norris

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ Fredric J. Sigmund
                              -----------------------------
                              Fredric J. Sigmund

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ John M. Sullivan
                              -----------------------------
                              John M. Sullivan

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of (i) 2,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), (ii) $10,000,000 of the Company's Preferred Stock, par value $.001 per share (the "Preferred Stock"), (iii) debt securities of the Company ("Debt Securities"), including debt securities convertible into shares of Common Stock and Preferred Stock, in an aggregate principal amount of $50,000,000 and (iv) warrants to purchase 2,000,000 shares of Common Stock, to be issued by the Company in connection with proposed acquisitions, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of December, 1998.



                              /s/ James D. Weaver
                              -----------------------------
                              James D. Weaver